Exhibit 10.1

Execution Version

MANAGEMENT AGREEMENT

among

LMRK ISSUER CO. LLC,

LD ACQUISITION COMPANY 8 LLC,

LD ACQUISITION COMPANY 9 LLC

and

LD ACQUISITION COMPANY 10 LLC

and

LANDMARK INFRASTRUCTURE PARTNERS GP LLC,

as Manager

Dated as of June 16, 2016

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SECTION 24.	[Reserved]	18

SECTION 25.	Indemnities	18

SECTION 26.	Miscellaneous	19

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LIST OF SCHEDULES AND EXHIBITS

Schedule I – List of Tenant Site Assets

Exhibit A – Initial Budget

Exhibit B – Form of Manager Report

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MANAGEMENT AGREEMENT

THIS MANAGEMENT AGREEMENT (this “Agreement”) is entered into as of June 16, 2016 (the “Effective Date”) by and among LMRK Issuer Co. LLC, a Delaware limited liability company (the “Issuer”), LD Acquisition Company 8 LLC, a Delaware limited liability company (“LDAC 8”), LD Acquisition Company 9 LLC, a Delaware limited liability company (“LDAC 9”) and LD Acquisition Company 10 LLC, a Delaware limited liability company (“LDAC 10” and, together with LDAC 8 and LDAC 9, the “Original Asset Entities” and,  together with any entity that becomes a party hereto after the date hereof as an “Additional Asset Entity,” the “Asset Entities” and, the Asset Entities and the Issuer, collectively, the “Obligors”) and Landmark Infrastructure Partners GP LLC, a Delaware limited liability company (the “Manager”).

SECTION 1.                            Definitions.

(a)                                 Defined Terms.  All capitalized terms used in this Agreement and not defined herein shall have the meanings ascribed to them in the Indenture.  As used in this Agreement, the following terms shall have the following meanings:

“Actual/360 Basis” shall mean the accrual of interest calculated on the basis of the actual number of days elapsed during the relevant period in a year assumed to consist of 360 days.

“Additional Asset Entity” shall have the meaning ascribed to it in the preamble hereto.

“Administrative Services” shall have the meaning specified in Section 4(a).

“Agreement” shall mean this Management Agreement, together with all amendments hereof and supplements hereto.

“Asset Entities” shall have the meaning ascribed to it in the preamble hereto.

“Available Funds” shall have the meaning specified in Section 26(f)(iii).

“Backup Manager” shall mean Deutsche Bank Trust Company Americas, and its successors and permitted assigns, pursuant to the Backup Management Agreement.

“Backup Management Agreement” shall mean the Backup Management Agreement, dated as of the date hereof, by and among the Issuer, the Manager, the Backup Manager and the Indenture Trustee.

“Budget” shall mean each of the Operating Budget and the CapEx Budget.

“Effective Date” shall have the meaning ascribed to it in the preamble hereto.

“Expiration Date” shall mean July 31, 2016, as such date may be extended from time to time pursuant to Section 22(a).

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“Extension Notice” shall have the meaning specified in Section 22(a).

“Indemnified Party” and “Indemnitor” shall mean the Manager (and its employees, directors, officers, agents, representatives and shareholders) and Obligors, respectively, as to Section 25(a) and shall mean the Obligors and Manager, respectively, as to Section 25(b).

“Indenture” shall mean the Indenture, dated as of the date hereof, among the Obligors and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”).

“Information” shall have the meaning specified in Section 26(h).

“Management Fee” shall have the meaning specified in Section 12.

“Management Services” shall have the meaning specified in Section 3.

“Manager” shall have the meaning ascribed to it in the preamble hereto.

“Manager Report” shall have the meaning specified in Section 3(e).

“Obligors” shall have the meaning ascribed to it in the preamble hereto.

“Operating Account” shall have the meaning specified in Section 9(a).

“Operation Standards” shall mean the standards for the performance of the Services set forth in Section 7.

“Original Asset Entities” shall have the meaning ascribed to it in the preamble hereto.

“Other Services” shall have the meaning specified in Section 6(a).

“Permitted Activities” shall have the meaning specified in Section 20.

“Permitted Investments” shall have the meaning specified in the Cash Management Agreement.

“Records” shall have the meaning specified in Section 14.

“Services” shall mean, collectively, the Management Services and the Administrative Services.

“Servicing Agreement” shall mean the Servicing Agreement, dated as of the date hereof, by and between the Indenture Trustee and Midland Loan Services, a division of PNC Bank, National Association (the “Servicer”).

“Sub-Manager” shall have the meaning specified in Section 26(d).

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“Sub-Management Agreement” shall have the meaning specified in Section 26(d).

“Successor Manager” shall have the meaning specified in Section 26(h).

“Term” shall have the meaning specified in Section 22.

(b)                                 Rules of Construction.  Unless the context otherwise requires:

(i)                                     a term has the meaning assigned to it;

(ii)                                  an accounting term not otherwise defined herein and accounting terms partly defined herein, to the extent not defined, shall have the respective meanings given to them under GAAP as in effect from time to time;

(iii)                               “or” is not exclusive;

(iv)                              “including” means including without limitation;

(v)                                 words in the singular include the plural and words in the plural include the singular;

(vi)                              all references to “$” are to United States dollars unless otherwise stated;

(vii)                           any agreement, instrument or statute defined or referred to in this Agreement or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns; and

(viii)                        the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

SECTION 2.                            Appointment.  On the terms and conditions set forth herein, each Obligor hereby engages the Manager to perform the Services as described herein.  The Manager hereby accepts such engagement.  The Manager is an independent contractor, and nothing in this Agreement or in the relationship of any Obligor with the Manager shall constitute a partnership, joint venture or any other similar relationship.

SECTION 3.                            Management Services.  During the Term, the Manager shall, subject to the terms hereof, perform those functions reasonably necessary to maintain, manage and administer the Tenant Site Assets (collectively, the “Management Services”), all in accordance with the Operation Standards.  Without limiting the generality of the foregoing, the Manager will have the following specific duties in relation to the Tenant Site Assets:

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(a)                                 Tenant Site Asset Operations.  The Manager shall monitor and manage each Asset Entity’s property rights associated with the Tenant Site Assets (including negotiating renewals of Tenant Leases on behalf of the Asset Entities in the ordinary course of business) and maintaining the Insurance Policies pursuant to Section 15 hereof.  The Manager shall perform on behalf of each Asset Entity any obligation reasonably required of such Asset Entity pursuant to any Tenant Lease, Asset Agreement or other agreement related to the Tenant Site Assets (other than the payment of amounts due from the Asset Entities thereunder, which payments shall be paid out of the Operating Account as provided herein).

(b)                                 Administration of Tenant Leases.  The Manager shall, on behalf of the Asset Entities, (i) maintain a database of the Tenant Leases indicating, for each Tenant Lease, the amount of all payments due from the Tenant thereunder and the dates on which such payments are due, (ii)  invoice all Rents and Receipts due under the Tenant Leases and otherwise with respect to the Tenant Site Assets, in each case to the extent required by such agreements and licenses, and use commercially reasonable efforts to collect all such Receipts and Rents and other amounts due under the Tenant Leases and otherwise, (iii) managing delinquencies and defaults under the Tenant Leases, (iv) perform all services required to be performed by the Asset Entities under the terms of the Tenant Leases and (v) otherwise use commercially reasonable efforts to ensure compliance on the part of the Asset Entities with the terms of the Transaction Documents and each Asset Agreement and Tenant Lease, all in accordance with the Operation Standards.  Each Asset Entity hereby authorizes the Manager to take any action the Manager deems to be necessary or appropriate to enforce the terms of the Transaction Documents and each Asset Agreement and Tenant Lease in accordance with the Operation Standards, including the right to exercise (or not to exercise) any right such Asset Entity may have to collect Rent and other amounts due under the Asset Agreements or Tenant Leases (whether through judicial proceedings or otherwise), to terminate any Tenant Lease, Asset Agreement or to evict any Tenant.  The Manager shall also have the right, in accordance with the Operation Standards, to compromise, settle and otherwise resolve claims and disputes with regard to the Asset Agreements and Tenant Leases.  The Manager may agree to any modification, waiver or amendment of any term of, forgive any payment on, and permit the release of any Tenant on, any Asset Agreement or Tenant Lease pertaining to the Tenant Site Assets as it may determine to be necessary or appropriate in accordance with the Operation Standards.

(c)                                  Compliance with Law, Etc.  The Manager will take such actions within its reasonable control as may be necessary to comply in all material respects with any and all laws, ordinances, orders, rules, regulations, requirements, permits, licenses, certificates of occupancy, statutes and deed restrictions applicable to the Tenant Site Assets.  The cost of complying with this paragraph shall be the responsibility of the Asset Entities, shall be considered an Operating Expense, shall be included in the Operating Budget and shall be payable out of the Operating Account.

(d)                                 Within two (2) Business Days of receipt, the Manager shall transfer all amounts deposited into the Lock Box Account and attributable to the Tenant Site Assets (other than Shared Rent, which will be transferred at the direction of the Manager to the applicable party entitled thereto) to the Collection Account.

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(e)                                  On the day that is four (4) Business Days prior to each Payment Date, the Manager shall furnish to the Issuer, the Servicer, the Indenture Trustee and the Backup Manager a report (the “Manager Report”) in substantially the form attached as Exhibit B with respect to the periods specified therein.  In addition, the Manager shall provide to the Servicer an updated Tenant Lease database no less frequently than every six (6) months.  The Manager shall, upon request, furnish such additional information pertaining to the Tenant Site Assets as each Rating Agency may reasonably request in writing, to the extent in the possession of the Manager or available to the Manager without undue burden or expense.  The Manager shall, upon request in writing, furnish such additional information to the Servicer as the Servicer deems reasonably necessary to perform its duties under the Servicing Agreement, to the extent in the possession of the Manager or available to the Manager without undue burden or expense.

SECTION 4.                            Administrative Services.

(a)                                 During the Term of this Agreement, the Manager shall, subject to the terms hereof, provide to each Obligor the following administrative services in accordance with the Operation Standards (collectively, the “Administrative Services”):

(i)                                     clerical, bookkeeping and accounting services, including maintenance of general records of the Obligors, as necessary or appropriate in light of the nature of the Obligors’ business and the requirements of the Indenture and the other Transaction Documents;

(ii)                                  maintain accurate books of account and records of the transactions of each Obligor, render statements or copies thereof from time to time as reasonably requested by such Obligor;

(iii)                               prepare and file, or cause to be prepared and filed, all franchise, withholding, income and other tax returns of such Obligor required to be filed by it and arrange for any taxes owing by such Obligor to be paid to the appropriate authorities out of funds of such Obligor available for such purpose, all on a timely basis and in accordance with applicable law, rules or regulations;

(iv)                              administer such Obligor’s performance under the Indenture and the other Transaction Documents, including (A) preparing and delivering (or causing to be prepared and delivered) on behalf of such Obligor such Opinions of Counsel, Officers’ Certificates, reports, notices and other documents as are required under such Indenture and the other Transaction Documents and (B) holding, maintaining and preserving such Indenture and the other Transaction Documents and books and records relating to such Indenture and the other Transaction Documents and the transactions contemplated or funded thereby, and making such books and records available for inspection in accordance with the terms of such Indenture and the other Transaction Documents;

(v)                                 take all actions on behalf of such Obligor as may be necessary or appropriate in order for such Obligor to remain duly organized and qualified to carry out its business under applicable law, rules or regulations, including making all necessary or

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appropriate filings with federal, state and local authorities under corporate and other applicable statutes; and

(vi)                              manage all litigation instituted by or against such Obligor, including retaining on behalf of and for the account of such Obligor legal counsel to perform such services as may be necessary or appropriate in connection therewith and negotiating any settlements to be entered into in connection therewith; provided that, with respect to any such litigation that refers to any property interest of the Indenture Trustee, on behalf of the Noteholders, in litigation papers accompanying a summons as a result of the conveyance by an Asset Entity to the Indenture Trustee, the Manager shall act on behalf of the Indenture Trustee to manage such litigation and shall promptly advise the Indenture Trustee and the Servicer, what action, if any, the Manager is taking, or intends to take, in connection therewith; provided, further, the Manager shall answer and appear on the Indenture Trustee’s behalf, but in no event shall the Manager accept a default judgment to the extent the related proceeding asserts any personal or institutional claims against the Indenture Trustee without the consent of the Indenture Trustee; provided, further, that, during a Special Servicing Period, the Servicer shall be entitled to assume the rights and obligations of the Manager pursuant to this clause (vi).

(b)                                 The Obligors acknowledge that, for tax purposes, the Manager will allocate the value of its services among the Obligors on a basis determined by the Manager in its reasonable discretion and the Obligors agree to be bound by such allocation and to file any required tax returns on a basis consistent with such allocation.

SECTION 5.                            Reporting.  The Manager shall maintain full and accurate books of accounts and other records reflecting the results of the operations of the Tenant Site Assets on a consolidated basis and shall deliver to the Indenture Trustee and the Servicer (in a form reasonably satisfactory to the Servicer) within forty-five (45) days after the end of each calendar month, commencing with the month of June, reports of Operating Expenses (presented on a monthly and year to date basis).

SECTION 6.                            Other Services.

(a)                                 The Manager may, subject to Section 6(b) below, provide to each Asset Entity marketing and leasing services in accordance with the Operation Standards (collectively, the “Other Services”).  Such services may include marketing of Site Space, conducting diligence on potential new tenants and procuring Tenant Leases with third party customers for the Tenant Site Assets, including locating potential Tenants, negotiating Tenant Leases with such Tenants and executing or brokering Tenant Leases as agent and attorney-in-fact for the Asset Entities (including renewals, expansions, equipment changes, rental abatements, relocations, maintenance agreements, terminations and extensions of such Tenant Leases).  To the extent that the Manager agrees to provide such services, the Manager shall have complete authority to negotiate all of the terms of each Tenant Lease, both economic and non-economic, as well as complete authority to negotiate and execute amendments and other modifications thereto in the name of or on behalf of the Asset Entities; provided, however, that the terms of any Tenant Lease or amendment or modification thereof shall be on commercially reasonable terms and in accordance with the Operation Standards.  Notwithstanding the absence of an agreement to

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provide such services, the Asset Entities specifically authorize the Manager to develop, operate and maintain marketing materials, including an internet website, pursuant to which the Tenant Site Assets may be marketed as an integrated network (including other telecommunication facilities owned or operated by the Manager or its Affiliates other than the Asset Entities), recognizing that such marketing efforts may not identify the particular Asset Entity related to a particular Tenant Site Asset.

(b)                                 Any provision of Other Services to the Asset Entities by the Manager shall be subject to an additional agreement between the Manager and the Obligors, pursuant to which the Obligors shall agree to provide additional compensation to the Manager; provided that the obligation to pay any such additional compensation shall be limited to, and payable only from and to the extent of, funds otherwise available to the Obligors in accordance with Section 5.01(a)(xiv) of the Indenture.

SECTION 7.                            Operation Standards.  The Manager shall perform the Services in accordance with and subject to the terms of the Indenture and the other Transaction Documents, the Tenant Leases, the Asset Agreements and applicable law, rules or regulations and, to the extent consistent with the foregoing, (i) using the same degree of care, skill, prudence and diligence that the Manager employed in the management of Tenant Site Assets prior to the date hereof and, to the extent applicable, that the Manager uses for other similar assets it manages and (ii) with the objective of timely collections of Rents under the Tenant Leases.  The Manager hereby acknowledges that it has received a copy of the Indenture and the other Transaction Documents and agrees not to take any action or fail to take any action within its control that would cause the Obligors to be in default thereunder.  The services performed in relation to the Tenant Site Assets shall be of a scope and quality not less than those generally performed by professional managers performing services consistent with those required of the Manager under this Agreement for assets similar in type and quality to the Tenant Site Assets that are located in the same geographical market areas as the Tenant Site Assets.

SECTION 8.                            Authority of Manager.  During the Term, the parties recognize that the Manager will be acting as the exclusive agent of the Obligors with regard to the Services described herein.  Each Asset Entity hereby grants to the Manager the exclusive right and authority, and hereby appoints the Manager as its true and lawful attorney-in-fact, with full authority in the place and stead of such Asset Entity and in the name of such Asset Entity, to negotiate, execute, implement, amend or terminate, as circumstances dictate, for and on behalf of such Asset Entity, any and all Tenant Leases, Asset Agreements, contracts, permits, licenses, registrations, approvals, amendments and other instruments, documents and agreements as the Manager deems necessary or advisable in accordance with the Operation Standards.  The Manager will also have the authority to enforce, terminate and compromise disputes under all Tenant Leases, Asset Agreements and all other agreements and documents, as the Manager deems necessary and desirable.  In addition, the Manager will have full discretion in determining (subject to the Operation Standards and subject to the limitations set forth in Section 4(a)(vi)) whether to commence litigation on behalf of an Asset Entity, and will have full authority to act on behalf of each Asset Entity in any litigation proceedings or settlement discussions commenced by or against any Asset Entity.  Each Asset Entity shall promptly execute such other or further documents as the Manager may from time to time reasonably request to more completely effect or evidence the authority of the Manager hereunder, including the delivery of

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such powers of attorney (or other similar authorizations) as the Manager may reasonably request to enable it to carry out the Services hereunder.

SECTION 9.                            Operating Account; Receipts.

(a)                                 Operating Account.  On or prior to the Effective Date, the Manager shall establish, and at all times during the Term of this Agreement shall maintain, one or more operating bank accounts in the name of an Asset Entity or on behalf of one or more Asset Entities (such account or accounts being the “Operating Account”).  The Asset Entities shall deposit or cause to be deposited funds received in accordance with Sections 5.01(a)(v) and 5.01(a)(vii) of the Indenture into the Operating Account for the payment of Capital Expenditures and Operating Expenses (other than Impositions and Insurance Premiums that are to be paid from (and to the extent of) available cash on deposit in the Impositions and Insurance Reserve Account pursuant to the Indenture) in accordance with the amounts and timing set forth in the Budget.  At all times during the Term of this Agreement the Manager shall have full access to the Operating Account for the purposes set forth herein, and all checks or disbursements from the Operating Account will require only the signature of the Manager.  Funds may be withdrawn by the Manager from the Operating Account only (i) to pay Operating Expenses and Capital Expenditures in accordance with the terms hereof, (ii) to withdraw amounts deposited in error and (iii) if the Manager determines, in accordance with the Operation Standards, that the amount on deposit in the Operating Account exceeds the amount required to pay the Operating Expenses and Capital Expenditures as the same become due and payable, to make such other distributions as the Issuer may direct.  The Manager may direct any institution maintaining the Operating Account to invest the funds held therein in one or more Permitted Investments as the Manager may select in its discretion.  All interest and investment income realized on funds deposited therein shall be deposited to the Operating Account.

(b)                                 Receipts.  The Manager shall cause all Receipts to be deposited directly into the applicable Lock Box Account as required by the Indenture and the other Transaction Documents.  The Manager acknowledges that the Obligors are obligated under the Transaction Documents to direct all Tenants and other Persons obligated to pay any Rents and Receipts directly to the applicable Lock Box Account for deposit into the Collection Account.  The Manager agrees to comply (and to cooperate with the Asset Entities in complying) with such requirements and directions, and the Manager agrees to give no direction to any Tenant or other Person in contravention of such requirements or directions, nor otherwise to cause any Rents or Receipts to be paid to the Asset Entities, the Manager or any other Person, whether at the direction of the Asset Entities or otherwise.  In the event the Manager shall for any reason receive any Receipts, the Manager shall deposit the same within four (4) Business Days of receipt into the applicable Lock Box Account.  The Manager hereby disclaims any and all interests in each of the Accounts and in any of the Receipts.  Upon written notice from the Indenture Trustee or the Servicer that an Event of Default has occurred under the Indenture or the other Transaction Documents, the Manager agrees to apply Receipts as instructed by the Servicer.

SECTION 10.                     Operating Budget and CapEx Budget.  Contemporaneously with the execution and delivery of this Agreement, the Manager and the Obligors have agreed on an initial Operating Budget and CapEx Budget for the period beginning on May 1, 2016 through the

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end of calendar year 2016, copies of which are attached as Exhibit A.  On or before December 15 of each year, commencing in 2017, the Manager shall deliver to the Issuer and the Servicer (and if so requested by the Indenture Trustee promptly upon the Indenture Trustee’s request) an Operating Budget and CapEx Budget for the following calendar year (in each case presented on a monthly and annual basis).  The Operating Budget shall identify and set forth the Manager’s reasonable estimate of all Operating Expenses on a line-item basis consistent with the form of Operating Budget attached as Exhibit A subject to the limitations set forth in Section 7.02(b) of the Indenture.  Each of the parties hereto acknowledges and agrees that the Operating Budget and the CapEx Budget represent estimates only, and that actual Operating Expenses and Capital Expenditures may vary from those set forth in the applicable Budget.  In the event the Manager determines, in accordance with the Operation Standards, that the actual Operating Expenses or Capital Expenditures for any year will materially differ from those set forth in the applicable Budget for such year, the Manager may, subject to the Indenture and the other Transaction Documents, modify or supplement such Budget in its discretion to reflect such differences.

SECTION 11.                     Operating Expenses and Capital Expenditures.

(a)                                 The Manager is hereby authorized to incur Operating Expenses and to make Capital Expenditures on behalf of the Asset Entities, the necessity, nature and amount of which may be determined in the Manager’s discretion in accordance with the Operation Standards.  The Manager shall use commercially reasonable efforts to incur Operating Expenses and to make Capital Expenditures within the limits prescribed by the Budgets; provided that the Manager may at any time incur Operating Expenses and make Capital Expenditures in amounts that exceed the Operating Expenses or Capital Expenditures, as the case may be, specified in the applicable Budget if and to the extent that the Manager determines in accordance with the Operation Standards that it is necessary or advisable to do so.

(b)                                 The Manager shall maintain accurate records with respect to each Tenant Site Asset reflecting the status of real estate and personal property taxes for Fee Sites, Insurance Premiums and other Operating Expenses payable in respect thereof and shall furnish to the Issuer and the Servicer from time to time such information regarding the payment status of such items as the Issuer or the Servicer may from time to time reasonably request.  The Manager shall arrange for the payment of all such real estate and personal property taxes, Insurance Premiums and other Operating Expenses payable by the Asset Entities as the same become due and payable out of funds available for that purpose in the Impositions and Insurance Reserve Account (in the manner contemplated by Section 4.03 of the Indenture) or the Operating Account, as applicable.  All Operating Expenses will be funded through the Impositions and Insurance Reserve Account or the Operating Account, as applicable, and the Manager shall have no obligation to subsidize, incur, or authorize any Operating Expense that cannot, or will not, be paid by or through the Impositions and Insurance Reserve Account or the Operating Account.  If the Manager determines that the funds on deposit in the Impositions and Insurance Reserve Account and the Operating Account are not sufficient to pay all Operating Expenses related to the Tenant Site Assets as the same shall become due and payable, the Manager shall notify the Issuer, the Servicer and the Indenture Trustee of the amount of such deficiency and, subject to the applicable provisions of the Indenture and other Transaction Documents, the Obligors shall deposit the amount of such deficiency therein as soon as practicable.  In the event of any such deficiency, the Manager may, in its sole discretion and in accordance with the Indenture, elect to

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pay such Operating Expenses out of its own funds, but shall have no obligation to do so.  The Obligors, jointly and severally, shall be obligated to pay or reimburse the Manager for all such Operating Expenses paid by the Manager out of its own funds together with interest thereon at the Prime Rate (as such terms is defined in the Servicing Agreement) on an Actual/360 Basis, payable as an Additional Issuer Expense in accordance with Section 5.01(a)(iii) of the Indenture, and such reimbursement obligation shall survive the expiration of the termination of this Agreement.

SECTION 12.                     Compensation.  In consideration of the Manager’s agreement to perform the Services during the Term hereof, the Obligors hereby jointly and severally agree to pay to the Manager a fee (the “Management Fee”), for each Collection Period, equal to 1.5% of the Operating Revenues of the Obligors for such Collection Period.  Such fee in respect of each Collection Period shall be payable to the Manager by the Indenture Trustee, solely from the Collection Account (subject to the availability of funds for such purpose in accordance with Section 5.01(a)(vi) of the Indenture) on each Payment Date.  On the day that is three (3) Business Days prior to each Payment Date, the Manager shall report to the Obligors and the Servicer the Management Fee then due and payable based on the information regarding Operating Revenues for the immediately preceding Collection Period then available to it.  If the Manager subsequently determines that the Management Fee so paid to it for any Collection Period was less than what should have been paid (based on a re-computation of the Operating Revenues for such Collection Period), then the Management Fee for the next Collection Period shall be increased by the amount of the underpayment.  If the Manager subsequently determines that the Management Fee so paid to it for any Collection Period was higher than what should have been paid (based on a re-computation of the Operating Revenues for such Collection Period), then the Management Fee for the next Collection Period shall be reduced by the amount of the overpayment.  Upon the expiration or earlier termination of this Agreement as set forth in Section 22, the Manager shall be entitled to receive, on the next succeeding Payment Date, the portion of the Management Fee which was earned by the Manager through the effective date of such expiration or termination (such earned portion being equal to the product of (a) the total Management Fee that would have been payable for the Collection Period in which such expiration or termination occurred had this Agreement remained in effect and (b) a fraction, the numerator of which is the number of days in such month through the effective date of such expiration or termination and the denominator of which is the total number of days in such month).  Notwithstanding anything to the contrary in this Section 12, the Management Fee for the first Payment Date following the Closing Date shall be based on Operating Revenues for the period beginning on the Closing Date and ending on the last day of the initial Collection Period.  The Manager shall be entitled to no other fees or payments from the Obligors as a result of the termination or expiration of this Agreement in accordance with the terms hereof.  None of the expenses necessary to the performance of the Manager’s duties (other than Operating Expenses, Capital Expenditures, the indemnities described in Section 24 and the Other Services described in Section 6) will be paid by the Obligors.

SECTION 13.                     Employees.  The Manager shall employ, supervise and pay at all times a sufficient number of capable employees as may be necessary for the Manager to perform the Services hereunder in accordance with the Operation Standards.  All employees of the Manager will be employed at the sole cost of the Manager.  All matters pertaining to the employment, supervision, compensation, promotion and discharge of such employees are the

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sole responsibility of the Manager, who is, in all respects, the employer of such employees.  To the extent the Manager, its designee, or any subcontractor negotiates with any union lawfully entitled to represent any such employees, it shall do so in its own name and shall execute any collective bargaining agreements or labor contracts resulting therefrom in its own name and not as an agent for any Obligor.  The Manager shall comply in all material respects with all applicable laws and regulations related to workers’ compensation, social security, ERISA, unemployment insurance, hours of labor, wages, working conditions and other employer-employee related subjects.  The Manager is independently engaged in the business of performing management and operation services as an independent contractor.  All employment arrangements in connection with the Manager’s performance of the Services hereunder are therefore solely the Manager’s concern and responsibility, and the Obligors shall have no liability with respect thereto.

SECTION 14.                     Books, Records, Inspections and Software.  The Manager shall, on behalf of the Obligors, keep such materially accurate and complete books and other records pertaining to the Tenant Site Assets and the Services as may be necessary or appropriate under the Operation Standards. Such books and records shall include all Tenant Leases, Asset Agreements, corporate records, monthly summaries of all accounts receivable and accounts payable, maintenance records, Insurance Policies, receipted bills and vouchers (including tax receipts, vouchers and invoices) and other documents and papers pertaining to the Tenant Site Assets.  All such books and records (“Records”) shall be kept in an organized fashion and in a secure location.  During the Term, the Manager shall afford to the Obligors, the Servicer, the Indenture Trustee and the Backup Manager reasonable access to any Records relating to the Tenant Site Assets and the Services within its control, except to the extent it is prohibited from doing so by applicable law or the terms of any applicable obligation of confidentiality or to the extent such information is subject to a privilege under applicable law to be asserted on behalf of the Obligors.  Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Manager designated by it.  The Manager will provide to the Backup Manager such licenses for software and access to the Manager’s computers as the Backup Manager shall reasonably require for the performance of its duties hereunder and under the Backup Management Agreement.

SECTION 15.                     Insurance Requirements.  The Manager shall maintain, on behalf of the Obligors, all Insurance Policies required to be maintained by the Obligors pursuant to the Indenture and other Transaction Documents and such other Insurance Policies as the Manager shall determine to be necessary or appropriate in accordance with the Operation Standards.  The Manager shall prepare and present, on behalf of the Obligors, claims under any such insurance policy in a timely fashion in accordance with the terms of such policy.  Any payments on such policies shall be made to the Manager as agent of and for the account of the Obligors (and on behalf of the Obligors, for the benefit of and to be held in trust for the Indenture Trustee to the extent provided in the Indenture), except as otherwise required by the Indenture and other Transaction Documents.  All such payments shall be applied in accordance with the Indenture and the other Transaction Documents or, if the Indenture and the other Transaction Documents do not specify an application, shall be deposited into the Operating Account.  The Manager shall provide to the Indenture Trustee and the Servicer on behalf of the Obligors such evidence of insurance and payments of the premiums thereof required pursuant to the Obligors’ obligations under Section 7.05 of the Indenture.

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SECTION 16.                     Environmental.

(a)                                 The Obligors hereby represent and warrant as to each Tenant Site Asset that none of the Obligors have Knowledge of any material violations of Environmental Laws at the related Tenant Site.

(b)                                 The Manager shall not consent to the installation, use or incorporation into the Tenant Site Assets of any Hazardous Materials in violation of applicable Environmental Laws and shall not consent to the discharge, dispersion, release, storage, treatment, generation or disposal of any pollutants or toxic or Hazardous Materials in material violation of Environmental Law and covenants and agrees to take reasonable steps to comply in all material respects with the Environmental Laws.

(c)                                  The Manager covenants and agrees (i) that it shall advise the Issuer, the Indenture Trustee, the Servicer and the Backup Manager in writing of each notice of any material violation of Environmental Law of which the Manager has Knowledge, promptly after the Manager obtains Knowledge thereof and (ii) to deliver promptly to the Issuer, the Indenture Trustee, the Servicer and the Backup Manager copies of all communications from any federal, state and local governmental authorities received by the Manager concerning any such violation and Hazardous Material on, at or about the Tenant Site Assets.

SECTION 17.                     Cooperation.  Each Obligor and the Manager shall cooperate with the other parties hereto in connection with the performance of any responsibility required hereunder, under the Transaction Documents, or otherwise related to the Tenant Site Assets or the Services.  In the case of the Obligors, such cooperation shall include (i) executing such documents or performing such acts as may be required to protect, preserve, enhance, or maintain the Tenant Site Assets or the Operating Account, (ii) executing such documents as may be reasonably required to accommodate a Tenant or its installations, (iii) furnishing to the Manager, on or prior to the Effective Date, all keys, key cards or access codes required in order to obtain access to the Tenant Site Assets, (iv) furnishing to the Manager, on or prior to the Effective Date, all books, records, files, abstracts, contracts, Tenant Leases, Asset Agreements, materials and supplies, Budgets and other Records relating to the Tenant Site Assets or the performance of the Services and (v) providing to the Manager such other information as the Manager considers reasonably necessary for the effective performance of the Services.  In the case of the Manager, such cooperation shall include cooperating with the Indenture Trustee, the Servicer, the Backup Manager, potential purchasers of any of the Tenant Site Assets, appraisers, sellers of sites or related Tenant Site Assets, auditors and their respective agents and representatives, with the view that such parties shall be able to perform their duties efficiently and without interference.

SECTION 18.                     Representations and Warranties of Manager.  The initial Manager makes the following representations and warranties to the Obligors all of which shall survive the execution, delivery, performance or termination of this Agreement:

(a)                                 The Manager is a limited liability company, validly existing and in good standing under the laws of the State of Delaware.

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(b)                                 The Manager’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Manager’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a material breach of, any material agreement or other material instrument to which it is a party or by which it is bound.

(c)                                  The Manager has the full power and authority to own its properties, to conduct its business as presently conducted by it and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

(d)                                 Each Transaction Document to which the Manager is a party, assuming the due authorization, execution and delivery of such Transaction Document by each of the other parties thereto, constitutes a valid, legal and binding obligation of the Manager, enforceable against the Manager in accordance with the terms thereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(e)                                  The Manager is not in violation of, and its execution and delivery of, performance under and compliance with each of the Transaction Documents to which it is a party will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Manager’s good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Manager to perform its obligations under the Transaction Documents to which it is a party or the financial condition of the Manager.

(f)                                   No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Manager of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained.

(g)                                  No litigation is pending or, to the Manager’s Knowledge, threatened against the Manager that, if determined adversely to the Manager, would prohibit the Manager from entering into any of the Transaction Documents to which it is a party, or that, in the Manager’s good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Manager to perform its obligations under the Transaction Documents to which it is a party or the financial condition of the Manager.

SECTION 19.                     Representations and Warranties of the Obligors.  Each Obligor makes the following representations and warranties to the Manager all of which shall survive the execution, delivery, performance or termination of this Agreement:

(a)                                 Such Obligor is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

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(b)                                 Such Obligor’s execution and delivery of, performance under, and compliance with this Agreement, will not violate such Obligor’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any agreement or other instrument to which it is a party or by which it is bound, except where such violation, breach or default in such Obligor’s good faith and reasonable judgment, is not reasonably likely to affect materially and adversely either the ability of such Obligor to perform its obligations under this Agreement or the financial condition of such Obligor.

(c)                                  Such Obligor has the full power and authority to own its Tenant Site Assets, to conduct its business as presently conducted by it and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

(d)                                 This Agreement, assuming the due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of such Obligor, enforceable against such Obligor in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(e)                                  Such Obligor is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, except such violation, in such Obligor’s good faith and reasonable judgment, is not reasonably likely to affect materially and adversely either the ability of such Obligor to perform its obligations under this Agreement or the financial condition of such Obligor.

(f)                                   No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by such Obligor of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained or that, in such Obligor’s good faith and reasonable judgment, is not reasonably likely to materially and adversely affect either the ability of such Obligor to perform its obligations under this Agreement or the financial condition of such Obligor.

(g)                                  No litigation is pending or, to the Obligor’s Knowledge, threatened against such Obligor that, if determined adversely to such Obligor, would prohibit such Obligor from entering into this Agreement or that, in such Obligor’s good faith and reasonable judgment, is reasonably likely to materially and adversely affect either the ability of such Obligor to perform its obligations under this Agreement or the financial condition of such Obligor.

SECTION 20.                     Permitted Activities.  For the avoidance of doubt, it is understood and agreed that nothing contained in this Agreement shall restrict the Manager, its employees, its agents or its Affiliates (or impose a duty on the Manager or any such other Person to refrain) from engaging in any business relating to managing, for itself, its Affiliates or others, similar

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assets (including the ownership, operation, maintenance, leasing or marketing of wireless site assets for itself or for others) without regard to any conflicts which may arise in connection therewith and even if, by doing so, such activities could be construed to be in competition with the business activities of the Obligors, subject only to the restrictions set forth below in items (i), (ii) and (iii) (“Permitted Activities”).  In the conduct of Permitted Activities the Manager agrees that (i) if the Manager arranges for a lease of a wireless site asset with a tenant that is also a Tenant under a Tenant Lease, such new lease will be separate from and independent of the Tenant Lease(s) between the Tenant and the related Asset Entity, (ii) unless a Tenant Site Asset has been disposed of or terminated by an Asset Entity in accordance with the Indenture and the other Transaction Documents, the Manager will not solicit a Tenant to terminate a Tenant Lease for a Tenant Site Asset and replace such Tenant Lease with a wireless site asset owned, leased or managed by a Person that is not an Asset Entity and (iii) in all cases the Manager shall perform its duties and obligations hereunder in accordance with the Operation Standards notwithstanding any potential conflicts of interest that may arise, including any relationship that the Manager may have with any other owners of wireless site assets that it manages.

SECTION 21.                     Removal or Substitution of Tenant Site Assets; Additional Asset Entities.  If, during the Term of this Agreement, an Asset Entity assigns or otherwise transfers all of its right, title and interest in and to any Tenant Site Asset to a Person other than another Asset Entity, the Indenture Trustee or a designee of the Indenture Trustee (whether pursuant to a taking under the power of eminent domain or otherwise) or otherwise ceases to have an interest in a Tenant Site Asset, this Agreement shall terminate (as to that Tenant Site Asset only) on the date of such assignment or transfer or other event and the Obligors shall promptly deliver to the Manager  (with  a copy to the Servicer) an amended Schedule I reflecting the removal of such Tenant Site Asset from the scope of this Agreement.  Upon the termination of this Agreement as to a particular Tenant Site Asset, the Manager and the respective Asset Entity that owns such Tenant Site Asset shall be released and discharged from all liability hereunder with respect to such Tenant Site Asset for the period from and after the applicable termination date (except for rights and obligations hereunder that are expressly stated to survive such termination).  In addition, the Obligors may at any time add any additional Tenant Site Asset to Schedule I in connection with a substitution or property addition (including addition by use of a Site Acquisition Account) permitted under the terms of the Indenture and the other Transaction Documents (excluding, for the avoidance of doubt, the addition of any Deferred Additional Tenant Site Assets to an Asset Entity).  Upon such substitution or property addition, the Obligors shall promptly deliver to the Manager (with a copy to the Servicer) an amended Schedule I reflecting the addition of such Tenant Site Assets.  In addition, effective upon the accession to the Indenture of an Additional Asset Entity, such Additional Asset Entity shall become a party hereto as an Additional Asset Entity and the Additional Obligor Tenant Site Assets of such Additional Asset Entity shall become Tenant Site Assets managed hereunder.  The Obligors shall promptly deliver to the Manager (with a copy to the Servicer and the Rating Agencies) an amended Schedule I reflecting the addition of any such Tenant Site Assets, whereupon the Manager shall assume responsibility for the performance of the Management Services hereunder with respect to such Tenant Site Assets and Administrative Services with respect to such Additional Asset Entity.

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SECTION 22.                     Term of Agreement.

(a)                                 Term.  This Agreement shall be in effect during the period (the “Term”) commencing on the date hereof and ending at 5:00 P.M. (New York time) on the Expiration Date, unless sooner terminated in accordance with the provisions of this Section 22.  The Expiration Date under this Agreement may be extended from time to time at the option of the Issuer, for successive one (1) month periods (so that the Expiration Date is the last day of each calendar month) by written notice to that effect to the Manager (with a copy to the Indenture Trustee and the Backup Manager) from the Issuer (or the Servicer on its behalf), as the case may be, delivered on or prior to the then-current Expiration Date (an “Extension Notice”); provided that the Servicer shall not have the right to extend the Expiration Date after the payment in full of the Obligations.  Each of the Obligors and the Manager agree that if the Issuer fails to deliver an Extension Notice to the Manager by the Expiration Date (or if such day is not a Business Day, on the following Business Day) the Manager shall, on such Expiration Date (or such subsequent Business Day), provide the Servicer (with a copy to the Indenture Trustee and the Backup Manager) with notice of such failure and the Servicer shall have ten (10) Business Days following its receipt of such notice to deliver an Extension Notice to the Manager, and notwithstanding the first sentence of this Section 22(a), this Agreement shall continue in effect for such ten (10) Business Days, unless the Servicer shall deliver a notice that it does not intend to deliver an Extension Notice. Upon the delivery of such Extension Notice, the Expiration Date shall be extended to the end of the month following the Expiration Date as in effect immediately prior to such Extension Notice.

(b)                                 Termination for Cause.  The Issuer or the Indenture Trustee (or the Servicer on its behalf) shall renew this Agreement, unless otherwise directed by the Servicer, which direction may be given only following the occurrence of one or more of the following events:  (i) the declaration of an Event of Default, (ii) the DSCR falls to less than 1.10 to 1.0 as of the end of any calendar month and the Servicer reasonably determines that such decline in the DSCR is primarily attributable to acts or omissions of the Manager rather than factors affecting the Obligors’ industry generally, (iii) the Manager has engaged in fraud, gross negligence or willful misconduct in connection with its performance hereunder or (iv) a default on the part of the Manager in the performance of its obligations hereunder, and with respect to clause (iv), such default could reasonably be expected to have a Material Adverse Effect and remains unremedied for thirty (30) days after the Manager receives written notice thereof from the Servicer (provided, however, if such default is reasonably susceptible of cure, but not within such thirty (30) day period, then the Manager may be permitted up to an additional ninety (90) days to cure such default provided that the Manager diligently and continuously pursues such cure).

(c)                                  Automatic Termination for Bankruptcy, Etc.  If the Manager or any Obligor files a petition for bankruptcy, reorganization or arrangement, or makes an assignment for the benefit of the creditors or takes advantage of any insolvency or similar law, or if a receiver or trustee is appointed for the assets or business of the Manager or any Obligor and is not discharged within ninety (90) days after such appointment, then this Agreement shall terminate automatically; provided that if any such event shall occur with respect to less than all of the Obligors, then this Agreement will terminate solely with respect to the Obligor or Obligors for which such event has occurred and the respective Tenant Site Assets owned, leased or managed by such Obligor(s).  Upon the termination of this Agreement as to a particular Obligor, the Manager and such Obligor shall be released and discharged from all liability hereunder for the period from and after the applicable termination date (except for rights and obligations

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hereunder that are expressly stated to survive any termination) and the Manager shall have no further obligation to perform any Services for such Obligor or any Tenant Site Assets owned, leased or managed by such Obligor from and after such date.

(d)                                 Resignation by Manager.  Unless and until the Indenture has terminated in accordance with its terms and all Obligations due and owing thereunder and under the other Transaction Documents have been fully satisfied, the Manager shall not resign from the obligations and duties hereby imposed on it hereunder except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which can be taken to make the performance of its duties hereunder permissible under applicable law.  Any such determination under clause (d)(i) above permitting the resignation of the Manager shall be evidenced by an Opinion of Counsel (who is not an employee of the Manager) to such effect delivered, and in form and substance reasonably satisfactory, to the Issuer, the Servicer, the Indenture Trustee and the Backup Manager.  From and after the date on which the Indenture has terminated in accordance with its terms and all Obligations due and owing thereunder and under the other Transaction Documents have been fully satisfied, the Manager shall have the right in its sole and absolute discretion, upon thirty (30) days prior written notice to the Issuer, the Indenture Trustee, the Backup Manager and the Servicer, to resign at any time from the obligations and duties hereby imposed on it.  This Agreement shall terminate with respect to the resigning Manager on the effective date of any resignation of the Manager permitted under this paragraph (d).

(e)                                  Backup Manager to Act.  On and after the termination of the Manager pursuant to paragraphs (b) and (c) or upon a resignation by the Manager pursuant to paragraph (d) above (other than a resignation by the Manager after all Obligations due and owing under the Transaction Documents have been fully satisfied pursuant to Section 22(d)), the Issuer shall appoint (or if the Issuer fails to so appoint, the Indenture Trustee shall appoint) the Backup Manager, by providing written notice of such appointment to the Backup Manager, as the replacement Manager if the Backup Manager is then able to accept such appointment in accordance with the terms of the Backup Management Agreement.  The Manager shall duly satisfy in all material respects all obligations hereunder and on its part to be fulfilled under or in connection with the Backup Management Agreement in connection with the appointment of the Backup Manager, including the performance of all obligations of the Manager until a replacement Manager’s appointment has become effective; provided that the Manager shall be entitled to the Management Fee during such period. If the Backup Manager is unable to act, and no Event of Default has occurred and is continuing, the Issuer shall require that the Manager be replaced with a Person chosen by the Issuer (or, if an Event of Default has occurred and is then continuing, the Servicer) and reasonably acceptable to the Servicer.

(f)                                   The Issuer and the Manager each agree to give prompt written notice to the Backup Manager of the occurrence of any event or circumstance of which it has Knowledge that could reasonably be expected to lead to the Manager’s termination under Sections 21(b), (c) or (d) hereof.

SECTION 23.                     Duties Upon Termination.  Upon the expiration or termination of the Term, the Manager shall have no further right to act for any Obligor or to draw checks on the Operating Account and shall promptly (i) furnish to the Issuer or its designee or any replacement

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Manager all keys, key cards or access codes required in order to obtain access to the Tenant Site Assets, (ii) deliver to the Issuer or its designee or any replacement Manager (x) all Receipts received after such termination or (y) any monies or reserves held by the Manager on behalf of the Indenture Trustee, (iii) deliver to the Issuer or its designee or any replacement Manager all books, files, abstracts, contracts, Tenant Leases, Asset Agreements, materials and supplies, Budgets and other Records relating to the Tenant Site Assets or the performance of the Services and (iv) upon request, assign, transfer, or convey, as required, to the respective Obligors all service contracts and personal property relating to or used in the operation and maintenance of the Tenant Site Assets, except any personal property which was paid for and is owned by the Manager.  The Manager shall also, for a period of six (6) months after such expiration or termination, make itself available to consult with and advise the Obligors, the Servicer and any replacement Manager regarding the operation and maintenance of the Tenant Site Assets or otherwise to facilitate an orderly transition of management to a new manager of the Tenant Site Assets; provided, that during such period, the Manager shall be entitled to be compensated by the Obligors for its out-of-pocket costs and expenses (such expenses to be deemed Additional Issuer Expenses).  Nothing in this Section 23 shall prohibit the Manager, the Obligors or any of their respective Affiliates from retaining copies of any document or instrument delivered in accordance with clauses (i), (iii) or (iv) above.  This Section 23 shall survive the expiration or earlier termination of this Agreement (whether in whole or part).

SECTION 24.                     [Reserved]

SECTION 25.                     Indemnities.

(a)                                 Each of the Obligors agrees to, jointly and severally, indemnify, defend and hold the Manager (including, for the avoidance of doubt, any replacement Manager) and its agents, officers and employees harmless from and against any and all suits, liabilities, damages, or claims (including any reasonable attorneys’ fees and other reasonable costs and expenses relating to any such suits, liabilities or claims), in any way relating to the Tenant Site Assets, the Manager’s performance of the Services hereunder, or the exercise by the Manager of the powers or authorities herein or hereafter granted to the Manager, except for those actions, omissions and breaches of Manager in relation to which the Manager has agreed to indemnify the Obligors pursuant to Section 25(b).

(b)                                 The Manager agrees to indemnify, defend and hold the Obligors harmless from and against any and all suits, liabilities, damages, or claims for damages (including any reasonable attorneys’ fees and other reasonable costs and expenses relating to any such suits, liabilities or claims), in any way relating to (i) any acts or omissions of the Manager or its agents, officers or employees in the performance of the Services hereunder constituting fraud, gross negligence or willful misconduct or (ii) any material breach of any representation or warranty made by the Manager hereunder.

(c)                                  If any action or proceeding is brought against an Indemnified Party with respect to which indemnity may be sought under this Section 25, the Indemnitor, upon written notice from the Indemnified Party, shall assume the investigation and defense thereof, including the employment of counsel and payment of all expenses.  The Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the

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defense thereof, but the Indemnitor shall not be required to pay the fees and expenses of such separate counsel unless such separate counsel is employed with the written approval and consent of the Indemnitor, which shall not be unreasonably withheld or refused.

(d)                                 The indemnities in this Section 25 shall survive the expiration or termination of the Agreement.

(e)                                  The indemnities payable under this Section 25 by the Obligors shall be subject to the availability of funds for such purpose in accordance with Section 5.01(a) of the Indenture.

SECTION 26.                     Miscellaneous.

(a)                                 Amendments.  No amendment, supplement, waiver or other modification of this Agreement shall be effective unless in writing and executed and delivered by the Manager and the Obligor sought to be bound thereby; provided that, until the Indenture has been terminated in accordance with its terms and all Obligations due and owing thereunder and under the other Transaction Documents have been fully satisfied, any material amendment, supplement, waiver or other modification of this Agreement shall also require the consent of the Servicer, the Indenture Trustee and a Rating Agency Confirmation (it being understood that none of the foregoing shall require the consent of any Noteholder).  No failure by any party hereto to insist on the strict performance of any obligation, covenant, agreement, term or condition of this Agreement, or to exercise any right or remedy available upon a breach of this Agreement, shall constitute a waiver of any of the terms of this Agreement.  The Manager shall not be bound by any amendment, supplement, or other modification to any other Transaction Document which is materially adverse to the Manager unless the Manager has consented thereto; however the Manager’s consent shall not otherwise be required as a condition for any such amendment, supplement, or other modification to be effective for all other purposes.  No amendment, supplement, waiver or other modification of this Agreement which is or may reasonably be expected to be materially adverse to the Backup Manager shall be effective unless the Backup Manager has consented thereto; provided, however, that the Backup Manager’s consent shall not otherwise be required as a condition for any such amendment, supplement, or other modification to be effective for all other purposes.

(b)                                 Notices.  Any notice or other communication required or permitted hereunder shall be in writing and may be delivered personally or by commercial overnight carrier, telecopied or mailed (postage prepaid via the US postal service) to the applicable party at the following address (or at such other address as the party may designate in writing from time to time); provided, however, any such notice or communication shall be deemed to be delivered only when actually received by the party to whom it is addressed:

(1)                                 To any Obligor:                                                           c/o LMRK Issuer Co. LLC
2141 Rosecrans Avenue, Suite 2100
El Segundo, CA 90245

Attention: George Doyle

With copies to:

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Landmark Infrastructure Partners LP

2141 Rosecrans Avenue, Suite 2100

El Segundo, California 90245

Attention: Legal Department

(2)                                 To Manager:                                                                         c/o Landmark Infrastructure Partners GP LLC
2141 Rosecrans Avenue, Suite 2100
El Segundo, CA 90245

Attention: George Doyle

With copies to:

Landmark Infrastructure Partners LP

2141 Rosecrans Avenue, Suite 2100

El Segundo, California 90245

Attention: Legal Department

(c)                                  Assignment, Etc.  The provisions of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.  None of the rights, interests, duties, or obligations created by this Agreement may be assigned, transferred, or delegated in whole or in part by the Manager or any Obligor, and any such purported assignment, transfer, or delegation shall be void; provided, however, that (i) the Obligors may assign this Agreement to the Indenture Trustee and grant a security interest in their rights and interests hereunder pursuant to the Indenture and the other Transaction Documents, (ii) the Manager may, in accordance with paragraph (d) below, delegate any of its obligations hereunder to one or more Sub-Managers pursuant to one or more Sub-Management Agreements and (iii) the Manager may, in accordance with the Operation Standards, utilize the services of third-party service providers , including Affiliates of the Manager, to perform all or any portion of its Services hereunder.  Notwithstanding any such delegation or appointment of a third-party service provider, the Manager shall remain liable to the Obligors to the same extent as if the Manager were performing the Services alone, and the Manager agrees that no additional compensation shall be required to be paid by the Obligors in connection with any such delegation or third-party service provider.  The Manager hereby acknowledges that all of the rights of the Obligors hereunder have been assigned to the Indenture Trustee as collateral security for the Obligations.  The Indenture Trustee is an intended third party beneficiary of this Agreement.

(d)                                 Sub-Management Agreements.

(i)                                     The Manager may enter into one or more sub-management agreements (each, a “Sub-Management Agreement”) to provide for the performance by one or more third parties, including Affiliates of the Manager (each, a “Sub-Manager”) of any or all of its obligations hereunder, provided that any Sub-Management Agreement shall expressly or effectively provide that if the Manager shall for any reason no longer act in such

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capacity hereunder (including pursuant to Section 22(b)), any successor to the Manager hereunder (including the Backup Manager if the Backup Manager has become such successor pursuant to Section 22(e)) may thereupon either assume all of the rights and, except to the extent that they arose prior to the date of assumption, obligations of the Manager under such Sub-Management Agreement or alternatively, may terminate such rights and obligations, in either case without cause and without payment of any penalty or termination fee.

(ii)                                  The Manager shall monitor the performance of its Sub-Managers under any Sub-Management Agreement.

(iii)                               The Manager will be solely liable for all fees owed by it to any Sub-Manager. Each Sub-Manager retained under the related Sub-Management Agreement will be reimbursed by the Manager for certain expenditures which it makes, generally to the same extent that the Manager would be reimbursed hereunder.

(e)                                  Entire Agreement; Severability.  This Agreement constitutes the entire agreement between the parties hereto, and no oral statements or prior written matter not specifically incorporated herein shall be of any force or effect.  In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

(f)                                   Limitations on Liability.

(i)                                     Notwithstanding anything herein to the contrary, neither the Manager nor any member, manager, director, officer, employee, shareholder or agent of the Manager shall be under any liability to the Obligors or any other Person for any action taken, or not taken, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Manager against any liability to the Obligors, the Servicer or the Indenture Trustee for the material breach of a representation or warranty made by the Manager herein or against any liability which would otherwise be imposed on the Manager solely attributable to the Manager’s fraud, gross negligence or willful misconduct in the performance of the Services hereunder.

(ii)                                  Notwithstanding anything herein to the contrary, no party will be liable to any other for special, indirect, incidental, exemplary, consequential or punitive damages, or loss of profits, arising from the relationship of the parties or the conduct of business under, or breach of, this Agreement.

(iii)                               Notwithstanding any other provision of this Agreement or any rights which the Manager might otherwise have at law, in equity, or by statute, any liability of an Obligor to the Manager shall be satisfied only from such Obligor’s interest in the Tenant Site Assets, the Tenant Leases, the Asset Agreements, the Insurance Policies and the proceeds thereof, and then only to the extent that such Obligor has funds available to satisfy such liability in accordance with the Indenture, the Cash Management Agreement and the other Transaction Documents, (any such available funds being hereinafter

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referred to as “Available Funds”).  In the event the Available Funds of an Obligor are insufficient to pay in full any such liabilities of an Obligor, the excess of such liabilities over such Available Funds shall not constitute a claim (as defined in the United States Bankruptcy Code) against such Obligor unless and until a proceeding of the type described in Section 26(j) is commenced against such Obligor by a party other than the Manager or any of its Affiliates.

(iv)                              No officer, director, employee, agent, shareholder, member, manager or Affiliate of any Obligor or the Manager (except, in the case of an Obligor, for Affiliates that are also Obligors hereunder) shall in any manner be personally or individually liable for the obligations of any Obligor or the Manager hereunder or for any claim in any way related to this Agreement or the performance of the Services.

(v)                                 The provisions of this Section 26(f) shall survive the expiration or earlier termination of this Agreement (whether in whole or in part).

(g)                                  Governing Law; Submission to Jurisdiction.

(i)                                     THIS AGREEMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

(ii)                                  EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE UNITED STATES FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK OR, IF SUCH FEDERAL COURTS DO NOT HAVE SUBJECT MATTER OR DIVERSITY JURISDICTION FOR A PARTICULAR PROCEEDING, IN THE STATE COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR IN RELATION TO THIS AGREEMENT.

(h)                                 Confidentiality.  The Backup Manager, or any other party succeeding to the duties of the Manager named herein (a “Successor Manager”) agrees to keep confidential (and (a) to cause its respective officers, directors and employees to keep confidential and (b) to use its best efforts to cause its respective agents and representatives to keep confidential) the Information (as defined below) and all copies thereof, extracts therefrom and analyses or other materials based thereon, except that such Successor Manager shall be permitted to disclose Information (i) to the extent required by the Transaction Documents, (ii) as requested by the Rating Agencies, (iii) to the extent such Successor Manager reasonably determines disclosure is necessary or advisable to perform services contemplated by this Agreement, (iv) to the extent provided in any Offering Memorandum, (v) the parties to the Indenture who are subject to the confidentiality provisions contained therein, (vi) to actual or prospective Tenants, (vii) if required to do so by any applicable statute, law, rule or regulation, or in working with any taxing authorities or other governmental agencies, (viii) to any government agency or regulatory body having or claiming authority to regulate or oversee any aspects of such Successor Manager’s

22

business or that of its Affiliates, (ix) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which such Successor Manager or an Affiliate or an officer, director, employer or shareholder thereof is a party, (x) to any Affiliate, independent or internal auditor, agent, employee or attorney of such Successor Manager provided that the Manager advises such recipient of the confidential nature of the Information being disclosed and obtains confirmation in such form as may be acceptable to the Manager to the effect that such Person will keep such Information confidential and (xi) any other disclosure authorized by such Successor Manager.  For the purposes of this paragraph (g), the term “Information” shall mean the terms and provisions of this Agreement and all financial statements, certificates, reports, Records, agreements and information (including the Tenant Leases, Asset Agreements and all analyses, compilations and studies based on any of the foregoing) that relate to the Tenant Site Assets or the Services, other than any of the foregoing that are or become publicly available other than by a breach of the confidentiality provisions contained herein.

(i)                                     Issuer as Agent.  Each of the Obligors hereby appoints the Issuer to serve as its representative and agent to act, make decisions, and grant any necessary consents or approvals hereunder, collectively, on behalf of such Obligor.  Each Obligor hereby authorizes the Issuer to take such action as agent on its behalf and to exercise such powers as are delegated to the Issuer by the terms hereof, together with such powers as are reasonably incidental thereto.

(j)                                    No Petition.  Prior to the date that is one year and one day after the date on which the Indenture has been terminated in accordance with its terms, all Obligations under the Indenture and under the other Transaction Documents have been fully satisfied, the Manager shall not institute, or join any other Person in instituting, or authorize a trustee or other Person acting on its behalf or on behalf of others to institute, any bankruptcy, reorganization, arrangement, insolvency, liquidation or receivership proceedings under the laws of the United States of America or any state thereof against any Obligor or the Guarantor.

(k)                                 Headings.  Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to effect the construction of, or to be taken into consideration in interpreting, this Agreement.

(l)                                     Counterparts.  This Agreement may be executed in any number of counterparts (including by facsimile or other electronic means, including telecopy, email or otherwise), each of which when so executed shall be deemed to be an original, but all such respective counterparts shall together constitute but one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (including, without limitation, via Portable Document Format or “PDF”) shall be as effective as delivery of a manually executed counterpart hereof.

[SIGNATURE PAGES FOLLOW]

23

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

Manager:

LANDMARK INFRASTRUCTURE PARTNERS GP LLC

	By:	/ s / George P. Doyle
Name: George P. Doyle
Title: Authorized Officer

Issuer and Obligor:

LMRK ISSUER CO. LLC

	By:	/ s / George P. Doyle
Name: George P. Doyle
Title: Authorized Officer

Original Asset Entities and Obligors:

LD ACQUISITION COMPANY 8 LLC

	By:	/ s / George P. Doyle
Name: George P. Doyle
Title: Authorized Officer

LD ACQUISITION COMPANY 9 LLC

	By:	/ s / George P. Doyle
Name: George P. Doyle
Title: Authorized Officer

[Signature Page to Management Agreement]

LD ACQUISITION COMPANY 10 LLC

By:	/ s / George P. Doyle
Name: George P. Doyle
Title: Authorized Officer

[Signature Page to Management Agreement]

SCHEDULE I

TENANT SITE ASSETS

LD Asset ID	State	Zip
TC132486	CT	06489
TC120932	NY	11949
TC120931	NY	11949
TC120930	NY	11949
TC120933	NY	11949
TC110531	NY	11747
TC110530	NY	11747
TC121697	CA	90016
TC120822	IL	61068
TC110426	NJ	07701
TC110497	MA	01906
TC110496	MA	01906
TC110560	CT	06108
TC120925	NM	87505
TC121077	CA	93550
TC121079	CA	93550
TC121076	CA	93550
TC120942	NY	11419
TC120924	NY	12983
TC121755	PA	19149
TC121734	NY	10456
TC121863	CT	06755
TC121811	NY	10468
TC131989	NY	11356
TC132216	MA	02038
TC132223	DC	20032
TC132282	NJ	08046
TC142859	NJ	07105
TC153870	NY	10004
TC154079	FL	33161
TC154140	NY	11225
TC154126	NY	11225
TC154147	NY	11213
TC154144	NY	10977
TC154130	NY	11226
TC154132	NY	11203
TC110470	CA	90001
TC121067	NJ	07416
TC121066	NJ	07416
TC132053	MS	39629
TC153871	NY	10001
TC100081	NJ	07514
TC110311	IL	60637
TC110450	TX	76016
TC120660	FL	33436

TC110489	NY	11004
TC120817	IL	60099
TC120818	IL	60099
TC120988	NJ	08701
TC120989	NJ	08701
TC120993	MI	48867
TC121034	MI	48867
TC110234	NV	89146
TC121718	AL	36877
TC121750	IL	60630
TC121751	IL	60630
TC121735	NY	10030
TC121745	KS	66062
TC121747	KS	66062
TC121746	KS	66062
TC121797	NY	13601
TC121875	NC	27944
TC121785	NH	03812
TC121858	LA	70115
TC132052	IL	60633
TC132061	TX	76009
TC121817	CA	95823
TC121819	CA	95823
TC132175	NC	28320
TC132164	CA	92365
TC110139	MA	01852
TC143397	MI	49668
TC143677	PA	19147
TC143800	WI	53029
TC143799	WI	53029
TC143702	CA	94566
TC154034	OH	44706
TC153869	FL	33020
TC120647	PA	17104
TC121800	AR	72433
TC132249	CA	91780
TC132250	CA	91780
TC110349	NJ	08873
TC110348	NJ	08873
TC110481	IL	60148
TC121025	NY	10464
TC120694	NV	00000
TC120689	NV	00000
TC120678	NV	00000
TC120687	NV	00000
TC120691	NV	89316
TC120682	NV	00000

TC120681	NV	00000
TC120690	NV	00000
TC120680	NV	00000
TC120692	NV	00000
TC120747	NJ	07306
TC120736	NJ	07206
TC120898	VT	05751
TC120896	VT	05751
TC120940	CA	91324
TC120939	CA	91324
TC120941	CA	91324
TC120894	NJ	07114
TC120893	NJ	07114
TC120892	NJ	07114
TC120967	NJ	07104
TC120952	MN	55128
TC120951	MN	55128
TC120944	OR	97702
TC120946	OR	97702
TC120970	PA	18640
TC121096	AZ	85016
TC121036	NV	89014
TC121687	NJ	07011
TC121102	WI	54301
TC121690	CO	80122
TC121689	NJ	07050
TC121768	TX	78201
TC121767	TX	78201
TC120785	FL	33129
TC120784	FL	33129
TC121688	NJ	07070
TC121876	NC	27944
TC131908	SD	57472
TC121824	CO	81073
TC131938	NV	89436
TC131939	NV	89436
TC131980	CA	92596
TC131978	CA	92596
TC131979	CA	92596
TC131975	TX	77591
TC132016	CA	95202
TC132018	CA	95202
TC132017	CA	95202
TC132176	CA	95678
TC132136	SD	57104
TC132306	NY	11559
TC132308	NY	11559

TC132307	NY	11559
TC132309	NY	11559
TC132417	NY	11042
TC132415	NY	11042
TC132387	IA	51103
TC132372	CA	91737
TC132338	PA	19122
TC132821	UT	84604
TC142935	CA	90731
TC142936	CA	90731
TC132687	NJ	07002
TC143110	NY	11226
TC143109	NY	11212
TC131968	FL	33169
TC154288	NJ	07103
TC154287	NJ	07103
TC143089	AZ	85268
TC143017	GA	30103
TC132750	NJ	7108
TC143683	CA	95821
TC153835	MI	48634
TC153886	MI	49085
TC153864	OH	44137
TC153933	FL	32220
TC143196	CA	91402
TC154063	FL	32724
TC154006	FL	33162
TC154005	FL	33162
TC154115	TX	75206
TC154160	MI	49835
TC154106	MO	63119
TC154093	AL	36604
TC154165	MD	20832
TC154202	NH	03109
TC131976	IL	60085
TC132015	SD	57748
TC120630	CA	92405
TC120631	CA	92405
TC110237	CO	80102
TC143786	SD	57103
TC131936	NJ	07018
TC110413	NJ	07840
TC110440	OR	97301
TC110504	CA	90505
TC110505	CA	90505
TC110586	CA	90755
TC121075	AK	99623

TC121722	IL	61604
TC121792	IL	60090
TC121793	IL	60090
TC121794	IL	60090
TC131990	NJ	07087
TC132340	GA	31305
TC132084	OK	73030
TC132173	NJ	07304
TC132443	NJ	07305
TC132445	NJ	07093
TC132330	TX	77384
TC132331	TX	77384
TC132500	AZ	85711
TC132499	AZ	85711
TC142927	AR	72034
TC142926	AR	72034
TC110228	KS	67202
TC110448	NV	89002
TC110412	AZ	85711
TC120957	AZ	85383
TC120958	AZ	85383
TC110597	MA	01760
TC110598	MA	01760
TC110596	MA	01760
TC110600	MA	01760
TC121709	TN	37872
TC132066	FL	33401
TC132072	IA	52254
TC132090	TX	78209
TC132109	SD	57063
TC132123	CA	93455
TC132125	CA	93455
TC132087	PA	16870
TC132182	MO	63383
TC132166	UT	84032
TC132041	MN	55305
TC132227	MO	65401
TC110526	CA	92311
TC132178	NJ	07503
TC132179	NJ	07503
TC132168	OR	97140
TC132167	OR	97140
TC132163	KS	66748
TC132086	LA	70601
TC132210	MA	01118
TC132212	MA	01118
TC132213	MA	01118

TC132211	MA	01118
TC132284	SD	57601
TC132244	TX	78606
TC121004	OH	45373
TC132138	LA	71001
TC132366	MI	49955
TC132115	MI	48204
TC132221	MI	48044
TC132219	MI	48044
TC132352	CA	91789
TC132283	FL	34237
TC132285	IL	60459
TC132286	IL	60459
TC132204	WI	54130
TC132303	LA	70578
TC132312	NY	10468
TC132326	NY	10467
TC132347	MA	02135
TC132206	IL	60643
TC132248	CA	94559
TC132242	MS	38655
TC132245	TX	78582
TC132165	TX	76108
TC132351	MO	63136
TC132246	AR	72422
TC132302	AR	72032
TC132194	NY	11203
TC132507	AZ	85048
TC132541	KS	66061
TC132355	TX	77071
TC132489	MO	65233
TC132702	MA	02121
TC132766	ID	83350
TC132760	NM	88044
TC132609	NY	10452
TC132610	NY	10452
TC132777	MS	38614
TC132556	KS	66850
TC132823	VA	24529
TC142872	OK	74363
TC142975	FL	33327
TC143083	NJ	07054
TC143084	NJ	07054
TC142856	CA	92270
TC142959	TX	77327
TC121842	IL	60631
TC121843	IL	60631

TC143003	IL	62544
TC142911	KS	67301
TC143008	NJ	07107
TC132824	WA	98409
TC142985	OK	74133
TC132803	CA	95046
TC143115	CA	95407
TC143116	CA	95407
TC143043	MO	63011
TC143187	UT	84746
TC143232	OH	45324
TC143136	MS	39654
TC143024	TX	79414
TC143036	PA	17111
TC143261	NJ	7093
TC143637	UT	84020
TC143791	NJ	8611
TC143732	OH	43206
TC143803	NY	10280
TC143675	WA	99349
TC143669	TN	38501
TC143386	FL	32817
TC143742	WA	98611
TC143717	CA	92507
TC143722	NM	87114
TC153843	NY	11210
TC153872	CO	81064
TC143760	VA	22192
TC143774	IL	61603
TC143773	IL	61603
TC143671	CO	80535
TC143672	CO	80535
TC143670	CO	80535
TC143796	TX	77359
TC143706	CA	94530
TC143793	TX	77535
TC153818	TX	77414
TC143635	WI	53225
TC143784	PA	18458
TC143776	WI	53211
TC153907	TN	37820
TC153887	TX	77041
TC153855	TX	77026
TC153816	NE	68137
TC153943	NY	11717
TC153881	IL	61486
TC153891	NY	11236

TC153889	NY	11236
TC153890	NY	11236
TC153867	WA	98532
TC153866	WA	98532
TC143259	NY	14847
TC153967	UT	84770
TC153923	NJ	07650
TC153925	NJ	07650
TC153924	NJ	07650
TC153922	NY	10466
TC153930	TX	78382
TC153918	OK	74364
TC153931	NY	11204
TC153932	NY	11204
TC153976	TX	77845
TC153942	NC	27804
TC153959	TX	78596
TC154035	NJ	07050
TC153852	CA	91744
TC154014	TX	77320
TC153808	NJ	07657
TC153809	NJ	07657
TC153811	NJ	07621
TC153812	NJ	07621
TC153813	NJ	07022
TC153814	NJ	07093
TC153937	FL	33770
TC153936	FL	33770
TC153938	FL	33770
TC154059	NY	12304
TC154057	NY	12304
TC154058	NY	12304
TC154056	NY	12304
TC153945	MO	65201
TC154068	CA	92630
TC154015	NY	10469
TC153984	CA	95407
TC154103	NV	89117
TC154044	WI	54436
TC154159	NY	10032
TC154148	NY	11226
TC154133	NY	11226
TC154091	NY	11233
TC154146	NY	10453
TC154143	NY	10453
TC154135	NY	11225
TC154125	NY	11225

TC154124	NY	10034
TC154158	NY	10034
TC154112	CA	92029
TC154083	TX	76904
TC154111	CA	92029
TC153861	CT	06704
TC153860	CT	06704
TC154016	KY	41005
TC154097	MO	65803
TC154157	TX	79766
TC154164	MI	48228
TC154208	TX	77535
TC153950	LA	70127
TC154199	WV	25661
TC154316	MS	38637
TC154262	TX	77338
TC154266	TX	77354
TC154260	NY	10032
TC154259	NY	10032
TC154257	NY	10032
TC154261	NY	10032
TC121760	IL	60033
TC154024	SC	29579
TC120773	AZ	85638
TC120774	AZ	85638
TC120775	AZ	85638
TC120928	TX	77302
TC110436	TX	75069
TC120653	CA	92040
TC132010	TX	79924
TC132397	FL	34743
TC121082	OR	97850
TC121081	OR	97850
TC121080	OR	97850
TC110555	CA	91104
TC154107	IL	60060
TC121710	CA	90280
TC131909	TX	75460
TC121883	TX	76638
TC143159	NC	27203
TC132013	CO	80302
TC120803	GA	30338
TC121790	MS	39503
TC120992	TX	75203
TC120639	PA	15238
TC120807	TX	78209
TC120983	AR	72734

TC110381	WA	98444
TC120883	PA	19104
TC132032	CA	93615
TC132031	CA	93615
TC154172	MO	64093
TC154173	MO	64093
TC132045	TX	77859
TC121741	TX	78216
TC121781	TX	76664
TC153895	VA	22192
TC132003	TX	77630
TC120671	NJ	08034
TC154150	SC	29601
TC120895	NV	89123
TC110432	CA	91331
TC110433	CA	91331
TC120742	CA	95482
TC154089	MD	21023
TC121859	CO	80904
TC154078	CO	80014
TC110363	AZ	85040
TC110444	CA	92243
TC143114	CA	95407
TC143117	CA	95407
TC120764	NY	10453
TC110419	WA	98260
TC131969	GA	30253
TC153815	NJ	07087
TC154026	CO	80012
TC110499	AZ	85268
TC154036	WA	98258
TC120972	LA	71107
TC120920	NJ	08302
TC110359	NV	89074
TC110360	NV	89074
TC132088	LA	71281
TC154033	WI	54914
TC121071	AZ	85020
TC121070	AZ	85020
TC121072	AZ	85020
TC110325	CA	92084
TC110327	CA	92084
TC110326	CA	92084
TC132006	MA	01610
TC132008	MA	01610
TC132009	MA	01610
TC143054	CA	94506

TC143062	CA	94506
TC143057	CA	94506
TC131995	FL	32073
TC131956	TX	75217
TC153939	IL	62966
TC154018	MS	39154
TC154032	CA	91306
TC131918	ND	58301
TC121774	TX	75662
TC131953	WI	53704
TC143713	IA	50325
TC153875	CA	95128
TC121021	LA	71108
TC120996	TX	75605
TC121684	CO	80907
TC121744	TX	78628
TC154031	CA	95124
TC132287	NJ	07051
TC120820	TX	78130
TC154030	CO	80907
TC120740	TN	38106
TC132217	MI	49509
TC143746	NY	12401
TC143747	NY	12401
TC121727	PA	19133
TC120986	CA	92105
TC154271	WI	53212
TC154273	WI	53212
TC154272	WI	53212
TC110418	TN	37862
TC120922	CO	80634
TC120921	CO	80634
TC110558	CA	92584
TC110557	CA	92584
TC110556	CA	92584
TC120708	CO	80137
TC120707	CO	80137
TC131943	MO	64124
TC154193	TX	79938
TC121733	FL	33135
TC110400	FL	33018
TC131907	WI	53215
TC120997	TX	76657
TC120752	CA	90745
TC120751	CA	90745
TC153957	NV	89015
TC120948	PA	15213

TC110588	NJ	07017
TC110591	NJ	07017
TC110589	NJ	07017
TC110514	FL	32583
TC121103	TX	76705
TC110395	TX	75229
TC132106	TX	78214
TC153952	FL	34208
TC132236	CA	90010
TC120779	IL	60445
TC120780	IL	60445
TC120783	IL	60445
TC120781	IL	60445
TC121795	ND	58366
TC121098	CT	06378
TC121097	CT	06378
TC154104	MI	49713
TC120778	TX	76527
TC110528	IL	60651
TC110527	IL	60651
TC120973	IL	60002
TC121878	UT	84005
TC121788	OH	44512
TC120935	CA	92315
TC120936	CA	92315
TC121694	TN	37912
TC154017	IL	61108
TC121810	NH	03812
TC110342	NV	89121
TC132588	GA	31907
TC120987	FL	32210
TC121007	CA	90022
TC121008	CA	90022
TC110454	PA	19140
TC110455	PA	19140
TC121104	TX	78132
TC120672	AZ	85031
TC153916	CA	90058
TC110238	MA	02124
TC121001	AL	36303
TC131898	NY	11233
TC121701	OK	74145
TC121703	OK	74145
TC121700	OK	74145
TC142971	FL	32805
TC142973	FL	32805
TC142972	FL	32805

TC110498	LA	70668
TC110420	GA	30294
TC153992	CA	92345
TC154155	CA	93620
TC153977	CA	95688
TC121782	TX	75965
TC154161	AZ	85009
TC110376	CT	06010
TC110374	CT	06010
TC110377	CT	06010
TC120976	TN	37640
TC154000	OR	97213
TC131948	AR	71923
TC121000	TX	76137
TC131958	FL	32608
TC110506	WA	98136
TC121683	IL	60638
TC110550	NV	89118
TC120984	TX	76053
TC120954	TX	77515
TC121798	UT	84737
TC132028	AZ	85643
TC132065	AL	36695
TC110502	NV	89706
TC154020	NM	87120
TC121759	TX	76539
TC132029	MO	63401
TC110577	AZ	85257
TC110578	AZ	85257
TC120801	TX	75149
TC120919	TX	77038
TC132292	IL	60459
TC132296	IL	60459
TC154114	FL	33635
TC131893	MO	65565
TC131926	AL	35057
TC121869	OR	97352
TC121065	CA	92126
TC154027	CO	80112
TC154028	CO	80112
TC154029	CO	80112
TC153820	KS	66207
TC121762	NC	27537
TC120971	MT	59801
TC120985	FL	32746
TC153873	IL	60176
TC110605	TX	78209

TC121786	WA	98664
TC132137	CA	95460
TC121866	FL	34142
TC131905	SC	29569
TC110414	TX	76028
TC154023	TX	78550
TC132000	TX	76120
TC153934	FL	32569
TC121020	OH	45345
TC131910	SD	57243
TC131959	OK	74469
TC121696	OR	97601
TC121056	CA	93635
TC121055	CA	93635
TC121871	MN	56652
TC110570	OR	97123
TC110569	OR	97123
TC110568	OR	97123
TC110567	OR	97123
TC121763	WI	53922

EXHIBIT A

INITIAL BUDGET

$22,500 Operating Expense through December 31, 2016

EXHIBIT B

FORM OF MANAGER REPORT

Landmark Infrastructure Partners GP LLC — Monthly Report

Today’s Date (Date of Submission)	[ ]
Beginning of Period	[ ]
End of Period	[ ]

PRINCIPAL NOTE BALANCE

Unpaid Carryforward
Series 2016-1	BOP Balance	Targeted Paydown	Amort from Previous	Actual Paydown	Unpaid Amort Amt	EOP Balance	Coupon		Interest Due
Series 2016-1 Class A	[ ]	—	—	—	—	[ ]	[ ]	%	—
Series 2016-1 Class B	[ ]	—	—	—	—	[ ]	[ ]	%	—
Total	[ ]	—	—	—	—	[ ]	[ ]	%	—
TOTAL	[ ]	—	—	—	—	[ ]	[ ]	%	—

ACCOUNT BALANCES

	Beginning Period	End Period
Collection Account	[ ]	[ ]
Impositions and Reserve Account	[ ]	[ ]
Advance Rents Reserve Account	[ ]	[ ]
Site Acquisition Account (if any)	[ ]	[ ]
Yield Maintenance Reserve Account (if any)	[ ]	[ ]

ANNUALIZED NET CASH FLOW

Current Period
Scheduled NTM Rent (based on the minimum Rent payable by Tenants during such 12 month period)	[ ]
Average Contingent Rent paid by Tenants during past 12 months	[ ]
Annualized Revenue	—
Annualized Net Cash Flow (=98.25% x Annualized Revenue)	—

DSCR

DSCR = (a) over (b)
(a) Annualized Net Cash Flow	[ ]
Less: 12 months Class A Monthly Amortization Amounts	[ ]

(b) Sum of the following:
Next 12 months interest	[ ]
Per Annum Indenture Trustee Fee	[ ]
Per Annum Servicer Fee	[ ]
Less: Annualized Yield Maintenance Amount (if applicable)	[ ]

TRIGGERS

		Requirement	Actual	Result
Cash Trap Condition	DSCR	[1.30]x	[ ]x
Amortization Period	DSCR	[1.15]x	[ ]x
Manager Replacement	DSCR	[1.10]x	[ ]x

SITE ACQUISITION ACCOUNT (if applicable)

	Beginning Period		Withdrawals		End Period
Site Acquisition Account (if any)	$	[ ]	$	[ ]	$	[ ]
Yield Maintenance Account (if any)	$	[ ]	$	[ ]	$	[ ]

Yield Maintenance Amount (current period)
Yield Maintenance Amount (remaining Site Acquisition Period)
Weighted Average Note Rate					$	[ ]	%
Months left in Site Acquisition Period
Amount to be released to, or at discretion of Issuer

TENANT QUALITY TESTS

	Requirement		Actual		Result
% of Annualized Revenues for All Tenant Sites from all Tenants (taken together) other than Non-Telephony Tenants	[ ]	%	[ ]	%
% Annualized Revenues for all Additional Tenant Site Assets and Additional Obligor Tenant Site Assets	[ ]	%	[ ]	%